UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2014

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 11, 2014, the financial statements of the property referenced as Carrington Park Apartments, or Carrington, and the related pro forma financial information, filed as Exhibits 99.1 and 99.2 to this report, respectively, were completed. On June 11, 2014, the financial statements of the property referenced as Arbors at the Reservoir, or Arbors, and the related pro forma financial information, filed as Exhibits 99.3 and 99.4 to this report, respectively, were completed. Independence Realty Trust, Inc., or IRT, has previously disclosed its acquisitions of Carrington and Arbors. Neither Carrington nor Arbors involved the acquisition of a “significant amount of assets”, as that term is defined in instruction 4 to Item 2.01 of Form 8-K. IRT is filing the financial statements and pro forma information filed as Exhibits to this report in order to incorporate them by reference in IRT’s Registration Statement on Form S-3 (Registration No. 333-196033) and Registration Statement on Form S-8 (Registration No. 333-191612, effective October 7, 2013), in accordance with the Division of Corporation Finance Financial Reporting Manual, Section 2320.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit filed as part of this Current Report on Form 8-K is identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

June 12, 2014	By:	/s/ James J. Sebra
James J. Sebra
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of McGladrey LLP.

99.1	Financial Statements of the property referenced as Carrington Park Apartments comprised of (a) Independent Auditor’s Report, (b) Statement of revenue and certain expenses (the “Carrington Historical Summary”) of the property for the year ended December 31, 2013, the three months ended March 31, 2013 and the three months ended March 31, 2014 and (c) Notes to the Carrington Historical Summary.

99.2	Pro Forma Financial Information. including the property referenced as Carrington Park Apartments comprised of (a) Unaudited pro forma consolidated balance sheet as of December 31, 2013 and March 31, 2014, (b) Unaudited pro forma consolidated statement of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 and (c) Notes to Unaudited Pro Forma Financial Information.

99.3	Financial Statements of the property referenced as Arbors at the Reservoir comprised of (a) Independent Auditor’s Report, (b) Statement of revenue and certain expenses (the “Arbors Historical Summary”) of the property for the year ended December 31, 2013, the three months ended March 31, 2013 and the three months ended March 31, 2014 and (c) Notes to the Arbors Historical Summary.

99.4	Pro Forma Financial Information including the properties referenced as Carrington Park Apartments and Arbors at the Reservoir comprised of (a) Unaudited pro forma consolidated balance sheet as of December 31, 2013 and March 31, 2014, (b) Unaudited pro forma consolidated statement of operations for the year ended December 31, 2013 and the three months ended March 31, 2014 and (c) Notes to Unaudited Pro Forma Financial Information.